April 30, 2008


                             ISI STRATEGY FUND, INC.
                          MANAGED MUNICIPAL FUND, INC.
                    NORTH AMERICAN GOVERNMENT BOND FUND, INC.
                       TOTAL RETURN US TREASURY FUND, INC.

                 SUPPLEMENT TO PROSPECTUSES DATED MARCH 1, 2008

      The following disclosure replaces the section HOW TO REDEEM SHARES -- OTHER REDEMPTION INFORMATION -- SMALL ACCOUNTS in each Fund's Prospectus dated March 1, 2008:

             SMALL ACCOUNTS If you redeem sufficient Shares to reduce your investment to $3,500 or less, the Fund has the power to redeem your remaining Shares after giving you 60 days' notice. This does not currently apply to Shares held by Individual Retirement Accounts and qualified retirement plans or Shares held within a wrap-fee account managed by a Securities Dealer or Fund Servicing Agent.